UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 15, 2005


            DELAWARE                 0-9321                 95-2903992
 (State or other jurisdiction     (Commission             (IRS Employer
        of incorporation)          File Number)        Identification Number)



   14600 Myford Road, P.O. Box 19559, Irvine, California          92623
         (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (714) 368-2300



   Former name or former address, if changed since last report: Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
           ------------

     On June 15, 2005, Printronix, Inc. issued a press release announcing that IBM has extended its agreement with the company and has expanded the agreement by adding Printronix's worldwide leading radio frequency identification encoding technology to its product portfolio. A copy of the company's release is attached as Exhibit 99 to this Current Report on Form 8-K.


Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

     (c)   Exhibits

     99.     Press release of Printronix, Inc. dated June 15, 2005.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 15, 2005                               Printronix, Inc.


                                               By: /s/ George L. Harwood
                                                   ---------------------
                                                   George L. Harwood,
                                                   Senior Vice President,
                                                   Finance & IT, Chief
                                                   Financial Officer and
                                                   Secretary




                                  EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------

99                   Press release of Printronix, Inc. dated June 15, 2005.